UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 21, 2017
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On March 21, 2017, Finjan Holdings, Inc. (the “Company”), and its wholly-owned subsidiary, Finjan, Inc. (“Finjan”), issued a press release announcing that on March 16, 2017 and March 17, 2017, the Patent Trial and Appeal Board (PTAB) at the United States Patent and Trademark Office (USPTO) ruled against Palo Alto Networks, Inc. (“PANW”) petitions for three Inter Partes Reviews (“IPRs”). Case No. IPR2015-01974 challenged Finjan’s U.S. Patent 7,647,633 and Case Nos. IPR2015-02001 and IPR2016-00157 challenged Finjan’s U.S. Patent 8,225,408. Blue Coat Systems, Inc. (“Blue Coat”) joined all three of these petitions so these PTAB decisions apply to its challenges as well.

In IPR2015-01974, the PTAB instituted a review on only two of the twelve challenged claims against the ‘633 Patent and, as a whole, found all challenged claims valid and patentable. In IPR2015-02001 and IPR2016-00157, the PTAB consolidated the petitions and instituted a review on twenty claims of the ‘408 Patent and, once again, found all challenged claims to be both valid and patentable.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On March 21, 2017, the Company issued a press release announcing that it will host a shareholder update call to discuss its fourth quarter and fiscal year-end 2016 results along with its focus on other strategic objectives on Tuesday, March 28, 2017 at 1:30 p.m. Pacific Time/4:30 p.m. Eastern Time.

A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 21, 2017, entitled “Finjan Receives Three Decisively Favorable Final Written PTAB Decisions – Bringing the Total to Six Final Written PTAB Decisions.”
99.2	Press Release, dated March 21, 2017, entitled “Finjan Holdings to Host Year-End Shareholder Update Call – Achieved record year with more than $18M in revenue and over $13M in cash.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: March 22, 2017	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer